PAYPAL FUNDS

PayPal Money Market Fund

Supplement dated April 14, 2009
to
Prospectus dated April 30, 2008

This Supplement supplements certain information contained in the Prospectus and should be read in conjunction with the Prospectus.

The U.S. Treasury Department (“U.S. Treasury”) extended its Temporary Guarantee Program for Money Market Funds (the “Program”) through September 18, 2009. The PayPal Money Market Fund (the “Fund”) will participate in the Program extension.  A summary of the Program is provided below for your reference.

The U.S. Treasury established the Program to provide stability to the market and is open to most money market funds. It provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008, subject to certain conditions and limitations. The guarantee is available under the Program if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as “breaking the buck.”

While the Fund has maintained and expects to continue to maintain its $1.00 share price, there can be no assurance that the Fund will be able to do so. As a result, the Board of Trustees of PayPal Funds determined that, considering the cost of the premium and the potential benefits of the guarantee to the Fund’s shareholders, the Fund’s continued participation in the Program is in the best interests of the Fund and its shareholders. The cost of the premium for participation in the Program is borne equally by the Fund and the investment adviser, PayPal Asset Management, Inc.

The guarantee under the Program covers shareholders of a participating money market fund only for the number of shares held in that fund as of the close of business on September 19, 2008 and still held on the date that the fund’s net asset value falls below $1.00 per share. A shareholder’s holding in a participating money market fund as of September 19, 2008 represents the maximum amount of shares eligible for reimbursement under the Program. Any increase in the number of shares held in a participating money market fund after the close of business on September 19, 2008 will not be guaranteed. If the number of shares held in that fund fluctuates after September 19, 2008, a shareholder will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. If a shareholder closes his or her account, any future investment in the fund will not be guaranteed. As a result, shareholders of record on September 19, 2008 wishing to remain covered by the guarantee afforded under the Program should consider the fact that any redemption or exchange out of the Fund will generally cause those shares to lose this guarantee coverage, even if the shares are exchanged into another fund that is also participating in the Program.

Under the terms of the Program, if the guarantee is triggered with respect to a Fund, the Board of Trustees of the Fund will be required to liquidate that Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program. In liquidation, shareholders with shares not covered under the Program may receive less than $1.00 per share.

The Program had an initial three-month term beginning September 19, 2008, which was extended to April 30, 2009, and which has been further extended to September 18, 2009. Guarantee payments under the Program will not exceed the amount available within in the U.S. Treasury Department’s Exchange Stabilization Fund on the date of claim.

For additional information on the program, visit the U.S. Treasury Department’s website at www.ustreas.gov.

Neither this prospectus supplement, the prospectus referred to above, nor the Fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.